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                                 AMENDMENT NO. 6

     AMENDMENT NO. 6 (this "Amendment"), dated as of April __, 2000, among Scott Technologies, Inc., a Delaware corporation ("Borrower"), the Lenders party to the Credit Agreement referred to below ("Lenders") and General Electric Capital Corporation, a New York corporation, as agent for said Lenders ("Agent"), to the Credit Agreement referred to below.

                               W I T N E S S E T H

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of December 31, 1998 (as heretofore amended, the "Credit Agreement"; the terms defined in Credit Agreement being used herein as therein defined, unless otherwise defined herein);

     WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement to increase the maximum aggregate amount of Permitted Stock Buy Backs thereunder; and

     WHEREAS, Agent and Lenders party hereto are willing to amend the Credit Agreement, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

     SECTION 1. AMENDMENT TO ANNEX A TO THE CREDIT AGREEMENT. Annex A to the Credit Agreement is hereby amended by deleting from the definition of the term "Permitted Stock Buy Back" the phrase "$30 million" therein and substituting in lieu thereof the phrase "$50,000,000".

     SECTION 2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

     (a) All of the representations and warranties of Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on the date hereof as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date, for changes permitted or contemplated by the Credit Agreement or as otherwise disclosed in writing to Agent and Lenders. No Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

     (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.



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     (c)   This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     SECTION 3. EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Amendment, each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended hereby.

     (b) Except as certain provisions are specifically amended or waived herein, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a modification of any right, power, or remedy of the Agent or the Lenders under any of the Loan Documents, nor constitute a modification of any provision of any of the Loan Documents.

     SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, provided that each of the following conditions has been satisfied on the date hereof, including the delivery to Agent of each of the documents set forth below in form and substance satisfactory to Agent:

     (a) Counterparts of this Amendment duly executed by Borrower, the Required Lenders and Agent; and

     (b)   All of the representations and warranties of Borrower contained in
Section 2 hereof shall be true and correct and certified by a certificate of an officer of Borrower.

     SECTION 5. EXPENSES. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto.

     SECTION 6. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

     SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          SCOTT TECHNOLOGIES, INC.



                          By:_________________________
                          Name:
                          Title:



                          GENERAL ELECTRIC CAPITAL
                          CORPORATION, as Agent and Lender



                          By:___________________________
                          Name:
                          Title:




                          BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), as Lender



                          By:___________________________
                          Name:
                          Title:



                          BANK ONE, MICHIGAN (formerly, NBD BANK), as Lender



                          By:___________________________
                          Name:
                          Title:


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                         ABN AMRO BANK, N.V., as Lender



                         By:___________________________
                         Name:
                         Title:



                         NATIONAL CITY BANK, as Lender



                         By:___________________________
                         Name:
                         Title:



                         THE HUNTINGTON NATIONAL BANK, as Lender



                         By:___________________________
                         Name:
                         Title:



                         PNC BANK, NATIONAL ASSOCIATION, as Lender



                         By:___________________________
                         Name:
                         Title:


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                         AMSOUTH BANK, as Lender



                         By:___________________________
                         Name:
                         Title:




                         THE PROVIDENT BANK, as Lender



                         By:___________________________
                         Name:
                         Title:



                         FIRSTAR BANK, N.A.
                         (formerly, Star Bank, N.A.), as Lender



                         By:___________________________
                         Name:
                         Title:


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